SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 21, 2003

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2160 SATELLITE BLVD., SUITE 200, DULUTH, GEORGIA	30097

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(770) 495-5100

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

160 BEN BURTON ROAD, BOGART, GEORGIA 30622

(FORMER ADDRESS)

ITEM 9. REQUIRED FD DISCLOSURE

        On October 21, 2003, Roper Industries, Inc. (the “Company”) issued a press release announcing that it had signed a definitive agreement to acquire Neptune Technology Group Holdings Inc. (“Neptune”) from Investcorp, a global investment group. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

      Not Applicable

(b) Pro Forma Financial Statements

      Not Applicable

(c) Exhibits

      99.1 Press Release.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

(Registrant)

BY: /s/ Martin S. Headley

Martin S. Headley, Vice President, Chief Financial Officer	Date: October 21, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated October 21, 2003